UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 16, 2014

EnerNOC, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33471	87-0698303
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

One Marina Park Drive, Suite 400, Boston, Massachusetts	02210
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 224-9900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

The purpose of this Current Report on Form 8-K/A is to amend the Current Report on Form 8-K filed by EnerNOC, Inc. on January 23, 2014 (the “Form 8-K”) to file an unredacted copy of the Third Amendment to Credit Agreement among EnerNOC, Inc. and Silicon Valley Bank, dated as of January 16, 2014. The remainder of the Form 8-K is unchanged.

Item 1.01	Entry into a Material Definitive Agreement.

On January 16, 2014, EnerNOC, Inc. (the “Company”) entered into a Third Amendment to Credit Agreement (the “Third Amendment”) to its $70 million senior secured revolving credit facility (the “Credit Agreement”) with the several lenders from time to time party thereto and Silicon Valley Bank, as administrative agent, swingline lender, issuing lender, lead arranger and book manager (“SVB” and together with the other lenders, the “Lenders”), dated April 18, 2013. The Third Amendment provides for lessening of certain restrictions on the ability of the Company and its subsidiaries to acquire other entities, incur additional indebtedness, enter into transactions with affiliates, transfer assets, and repurchase common stock of the Company. In addition, the Third Amendment provides for a decrease to the minimum free cash flow financial covenant that the Company is required to meet.

On December 3, 2013, the Company previously entered into an immaterial amendment (the “Second Amendment”) to the Credit Agreement, providing for the licensing of intellectual property rights to one of the Company’s subsidiaries and the lessening of a restriction on the ability of the Company and its subsidiaries to make certain permitted investments.

The foregoing summary of the Third Amendment and the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the Third Amendment and the Second Amendment.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is hereby incorporated by reference in this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)     Exhibits

10.1	Third Amendment to Credit Agreement among EnerNOC, Inc. and Silicon Valley Bank, dated as of January 16, 2014, filed as Exhibit 10.5 to the registrant’s Annual Report on Form 10-K filed March 7, 2014 for the year ended December 31, 2013 (File No. 001-33471), is hereby incorporated by reference as Exhibit 10.1.

10.2#	Second Amendment to Credit Agreement among EnerNOC, Inc. and Silicon Valley Bank, dated as of December 3, 2013, as filed as Exhibit 10.2 to the registrant’s Current Report on Form 8-K filed January 23, 2014 (File 001-33471), is hereby incorporated by reference as Exhibit 10.2.

#	Portions of this Exhibit have been omitted and filed separately with the Securities and Exchange Commission as part of an application for confidential treatment pursuant to the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERNOC, INC.

Date: March 14, 2014	By:	/s/ Neil Moses
	Name:	Neil Moses
	Title:	Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

10.1	Third Amendment to Credit Agreement among EnerNOC, Inc. and Silicon Valley Bank, dated as of January 16, 2014, filed as Exhibit 10.5 to the registrant’s Annual Report on Form 10-K filed March 7, 2014 for the year ended December 31, 2013 (File No. 001-33471), is hereby incorporated by reference as Exhibit 10.1.

10.2#	Second Amendment to Credit Agreement among EnerNOC, Inc. and Silicon Valley Bank, dated as of December 3, 2013, as filed as Exhibit 10.2 to the registrant’s Current Report on Form 8-K filed January 23, 2014 (File 001-33471), is hereby incorporated by reference as Exhibit 10.2.

#	Portions of this Exhibit have been omitted and filed separately with the Securities and Exchange Commission as part of an application for confidential treatment pursuant to the Securities Act of 1933, as amended.